UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Equity Income Fund

Semiannual report
5 | 31 | 18

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 18

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock values may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

July 9, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always o ers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

2 Equity Income Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 97% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other equity income funds, with an emphasis on businesses that could enhance capital appreciation potential.

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Performance history as of 5/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/18. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Equity Income Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

Walter D. Scully, CPA, is Assistant Portfolio Manager of the fund.

Darren, could you tell us about the investing environment for the reporting period?

After an impressively strong series of advances for the U.S. stock market in prior years, conditions changed quite a bit over these six months. The period began in December 2017, at the close of a rather remarkable year when the U.S. stock market posted dozens of record closes with historically low levels of volatility. Stocks across most sectors advanced despite a number of political and economic uncertainties that could have disrupted the market’s momentum.

Stocks were boosted further in the final weeks of 2017 when Congress finalized an agreement and passed a $1.4 trillion tax reform bill. In a matter of weeks, however, the trend shifted and market volatility increased. In early February 2018, a sharp downturn pushed the U.S. market into a brief correction. This was followed by a series of market ups and downs that, combined with fears of a trade war, resulted in some turbulent months for investors. For the six-month period overall, performance for stocks was largely flat, and value stocks, the focus of this fund, struggled more than growth stocks.

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Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Equity Income Fund

How did the fund perform in this environment?

The fund’s class A shares posted a return of 1.91% for the six-month period, outperforming the fund’s benchmark, the Russell 1000 Value Index, which posted a slight decline of –0.50%. The fund’s return was also better than the average return of 0.35% for funds in its Lipper peer group. In terms of sectors, energy, technology, and consumer staples stocks contributed most to fund performance, while stocks in the health-care and financials sectors were weaker during the period.

Could you provide some examples of stocks or strategies that helped the fund’s performance?

The top contributor to performance for the period — and for the previous fiscal year —was the fund’s investment in Microsoft Corp. [Microsoft]. The company generated earnings that exceeded analysts’ estimates throughout 2017. One area of strength has been the company’s Microsoft Office 365 franchise, which is now a paid subscription service. But the key contributor to Microsoft’s growth, in my view, is its cloud computing business. Microsoft’s Azure cloud platform is a key competitor in this market, which tends to offer higher profit margins than more traditional businesses. An important advantage for Microsoft, I believe, is that it already has established relationships with many businesses that may be potential customers for the Azure platform.

After Microsoft, the next three contributors to performance were stocks of energy companies Marathon Oil Corp., Valero Energy Corp., and ConocoPhillips. These stocks had become extraordinarily cheap, in our view, based on what we saw as attractive cash flow and earnings growth potential. While these stocks were boosted by higher oil prices during the period, they have also benefited from the companies’ efforts to rein in spending. By adding these and other energy positions in late 2017, we shifted the portfolio to an overweight position in the energy sector versus the benchmark. Investors responded positively as energy companies de-levered their balance sheets, lowered production, and reduced their capital spending.

For Valero, beyond the improved capital discipline, we see another catalyst for growth potential. Valero is one of the world’s largest oil refiners, and we expect the company to benefit from what we believe will be a considerable uptick in demand as a result of IMO 2020 — a ruling by the International Maritime Organization that will ban ships from carrying high-sulfur fuel starting in 2020. Companies such as Valero are able to refine fuel to meet these new requirements.

Can you discuss some stocks that detracted from fund performance?

The top detractor for the period was our investment in Cigna Corp., a health insurance service company. The main reason for the stock’s decline was Cigna’s announcement in March 2018 that it would purchase Express Scripts, a pharmacy benefit management firm. While many investors believe that Cigna overpaid for the deal, our view is more positive. We believe the deal enhances Cigna’s core business and could generate significant additional free cash flow.

Performance was also weakened by our decision to maintain underweight exposure to the stock of Intel Corp., which performed very well during the period. The company, a maker of semiconductors, has benefited from its focus on growing areas such as cloud computing and artificial intelligence.

Another disappointment for the period was our investment in Radian Group, Inc., a mortgage

Equity Income Fund 7

insurance provider. Radian, along with many companies in this industry, has been recovering after a number of difficult years following the 2008 financial crisis. In recent months, however, most mortgage insurer stocks declined as competition intensified and one company launched a price war by reducing its premium rates, prompting others to do the same.

What is your outlook for the markets and economy in the months ahead?

While the strong returns of 2017 were welcomed by investors, in my view, those conditions were unnatural, and for many investors, risk was an afterthought. I believe today’s environment is a healthier one, as investors appear to be recognizing potential risks and proceeding with more caution. Although we have more volatility and challenges, risk is finally being properly priced into the market again, in my view.

As a value investor and portfolio manager, I remain focused on stock-specific opportunities. In positioning the portfolio, I am looking carefully at all holdings, seeking to reduce positions in stocks that have advanced considerably and are becoming too expensive in our view. I am trimming these in favor of stocks that I believe have underperformed and offer more attractive valuations.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Equity Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	10.26%	136.26%	8.98%	65.82%	10.64%	26.53%	8.16%	12.46%	1.91%
After sales charge	10.10	122.67	8.33	56.28	9.34	19.25	6.05	6.00	–3.95
Class B (9/13/93)
Before CDSC	10.04	122.43	8.32	59.66	9.81	23.74	7.36	11.60	1.54
After CDSC	10.04	122.43	8.32	57.66	9.53	20.74	6.48	6.60	–3.45
Class C (2/1/99)
Before CDSC	10.05	119.04	8.16	59.65	9.81	23.69	7.35	11.59	1.51
After CDSC	10.05	119.04	8.16	59.65	9.81	23.69	7.35	10.59	0.51
Class M (12/2/94)
Before sales charge	9.62	124.67	8.43	61.73	10.09	24.67	7.63	11.91	1.64
After sales charge	9.52	116.81	8.05	56.07	9.31	20.31	6.36	7.99	–1.92
Class R (1/21/03)
Net asset value	9.98	130.37	8.70	63.72	10.36	25.59	7.89	12.15	1.79
Class R5 (7/2/12)
Net asset value	10.40	143.16	9.29	68.31	10.97	27.60	8.46	12.75	2.03
Class R6 (7/2/12)
Net asset value	10.42	144.56	9.36	69.17	11.09	27.99	8.57	12.88	2.09
Class Y (10/1/98)
Net asset value	10.39	142.15	9.25	67.84	10.91	27.45	8.42	12.75	2.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

Equity Income Fund 9

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000 Value
Index	—†	103.80%	7.38%	61.74%	10.09%	24.04%	7.45%	8.25%	–0.50%
Lipper Equity Income
Funds category	10.68%	102.79	7.25	55.53	9.17	23.96	7.35	9.39	0.35
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/18, there were 556, 537, 457, 384, 235, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

10 Equity Income Fund

Fund price and distribution information For the six-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.124		$0.031	$0.034	$0.065		$0.093	$0.154	$0.168	$0.155
Capital gains
Long-term
gains	0.413		0.413	0.413	0.413		0.413	0.413	0.413	0.413
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.537		$0.444	$0.447	$0.478		$0.506	$0.567	$0.581	$0.568
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
11/30/17	$24.51	$26.01	$24.19	$24.20	$24.18	$25.06	$24.31	$24.53	$24.53	$24.52
5/31/18	24.44	25.93	24.12	24.12	24.10	24.97	24.24	24.46	24.46	24.45
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.01%	0.96%	0.25%	0.28%	0.53%	0.51%	0.78%	1.28%	1.37%	1.28%
Current
30-day
SEC yield[2]	N/A	1.14	0.47	0.48	N/A	0.69	0.96	1.47	1.57	1.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	10.24%	159.15%	9.99%	67.87%	10.92%	29.01%	8.86%	11.89%	0.19%
After sales charge	10.08	144.25	9.34	58.22	9.61	21.59	6.73	5.46	–5.57
Class B (9/13/93)
Before CDSC	10.03	143.99	9.33	61.69	10.09	26.11	8.04	11.04	–0.20
After CDSC	10.03	143.99	9.33	59.69	9.81	23.11	7.18	6.04	–5.19
Class C (2/1/99)
Before CDSC	10.04	140.29	9.16	61.65	10.08	26.11	8.04	11.06	–0.20
After CDSC	10.04	140.29	9.16	61.65	10.08	26.11	8.04	10.06	–1.19
Class M (12/2/94)
Before sales charge	9.60	146.41	9.44	63.73	10.36	27.07	8.31	11.37	–0.06
After sales charge	9.51	137.79	9.05	58.00	9.58	22.63	7.04	7.47	–3.56
Class R (1/21/03)
Net asset value	9.97	152.57	9.71	65.74	10.63	28.00	8.58	11.61	0.06
Class R5 (7/2/12)
Net asset value	10.39	166.77	10.31	70.37	11.24	30.10	9.17	12.17	0.32
Class R6 (7/2/12)
Net asset value	10.40	168.26	10.37	71.17	11.35	30.50	9.28	12.30	0.33
Class Y (10/1/98)
Net asset value	10.38	165.66	10.26	69.94	11.19	29.96	9.13	12.18	0.32

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 11/30/17*	0.91%	1.66%	1.66%	1.41%	1.16%	0.65%	0.55%	0.66%
Annualized expense ratio
for the six-month period
ended 5/31/18	0.91%	1.66%	1.66%	1.41%	1.16%	0.65%	0.55%	0.66%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

12 Equity Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/17 to 5/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.58	$8.34	$8.34	$7.09	$5.84	$3.27	$2.77	$3.32
Ending value (after expenses)	$1,019.10	$1,015.40	$1,015.10	$1,016.40	$1,017.90	$1,020.30	$1,020.90	$1,020.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.58	$8.35	$8.35	$7.09	$5.84	$3.28	$2.77	$3.33
Ending value (after expenses)	$1,020.39	$1,016.65	$1,016.65	$1,017.90	$1,019.15	$1,021.69	$1,022.19	$1,021.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related

14 Equity Income Fund

to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Equity Income Fund

The fund’s portfolio 5/31/18 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value
Aerospace and defense (4.5%)
Airbus SE (France)	500,842	$57,468,270
Northrop Grumman Corp.	947,190	309,967,928
Raytheon Co.	862,600	180,714,700
		548,150,898
Airlines (0.8%)
Southwest Airlines Co.	1,902,600	97,184,808
		97,184,808
Auto components (1.1%)
Delphi Automotive PLC	1,197,600	116,766,000
Delphi Technologies PLC (United Kingdom)	391,600	19,619,160
		136,385,160
Automobiles (1.0%)
General Motors Co.	3,012,419	128,630,291
		128,630,291
Banks (13.3%)
Bank of America Corp.	14,339,094	416,407,290
Citigroup, Inc.	5,409,603	360,766,424
JPMorgan Chase & Co.	4,564,746	488,473,469
KeyCorp	4,052,900	78,788,376
Regions Financial Corp.	8,126,000	148,218,240
Wells Fargo & Co.	2,611,740	141,007,843
		1,633,661,642
Beverages (2.9%)
Dr. Pepper Snapple Group, Inc.	1,132,400	135,095,320
Molson Coors Brewing Co. Class B	1,709,000	105,359,850
PepsiCo, Inc.	1,154,300	115,718,575
		356,173,745
Biotechnology (2.3%)
Amgen, Inc.	826,000	148,366,120
Gilead Sciences, Inc.	1,955,700	131,814,180
		280,180,300
Building products (1.0%)
Johnson Controls International PLC S	3,526,041	118,333,936
		118,333,936
Capital markets (4.2%)
Charles Schwab Corp. (The)	1,684,200	93,675,204
Goldman Sachs Group, Inc. (The)	547,293	123,622,543
Invesco, Ltd.	1,376,000	37,592,320
KKR & Co. LP	5,720,096	127,157,734
State Street Corp.	1,430,580	137,493,044
		519,540,845
Chemicals (3.0%)
Air Products & Chemicals, Inc.	560,500	90,470,305
CF Industries Holdings, Inc.	1,911,400	78,634,996
DowDuPont, Inc.	3,054,849	195,846,369
		364,951,670

Equity Income Fund 17

COMMON STOCKS (97.5%)* cont.	Shares	Value
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Germany) † ∆∆ F	39	$34
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Germany) † ∆∆ F	16	14
		48
Communications equipment (1.1%)
Cisco Systems, Inc.	3,232,407	138,056,103
		138,056,103
Consumer finance (0.8%)
Capital One Financial Corp.	959,300	90,174,200
Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056) (Private) † ∆∆ F	975,809	2,092,280
		92,266,480
Containers and packaging (1.2%)
Ball Corp.	1,922,200	71,025,290
Sealed Air Corp.	1,790,000	77,972,400
		148,997,690
Diversified telecommunication services (1.9%)
AT&T, Inc. S	5,216,700	168,603,744
Verizon Communications, Inc.	1,302,570	62,093,512
		230,697,256
Electric utilities (3.1%)
American Electric Power Co., Inc.	1,029,200	69,934,140
Edison International	1,518,700	94,402,392
Exelon Corp.	2,712,300	112,262,097
NextEra Energy, Inc.	356,100	59,044,941
PG&E Corp.	1,253,854	54,329,494
		389,973,064
Electrical equipment (0.5%)
Emerson Electric Co.	876,200	62,070,008
		62,070,008
Energy equipment and services (0.8%)
Halliburton Co.	1,981,600	98,564,784
		98,564,784
Equity real estate investment trusts (REITs) (2.7%)
American Tower Corp.	946,241	130,931,367
Boston Properties, Inc.	702,900	85,592,133
Gaming and Leisure Properties, Inc.	3,412,646	119,783,875
		336,307,375
Food and staples retail (1.5%)
Kroger Co. (The)	5,274,100	128,318,853
Walgreens Boots Alliance, Inc.	824,600	51,446,794
		179,765,647
Food products (0.6%)
Kraft Heinz Co. (The) S	1,221,600	70,217,568
		70,217,568
Health-care equipment and supplies (2.9%)
Becton Dickinson and Co.	910,095	201,667,951
Danaher Corp.	1,546,600	153,546,448
		355,214,399

18 Equity Income Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value
Health-care providers and services (1.3%)
Cigna Corp.	924,700	$156,616,439
		156,616,439
Hotels, restaurants, and leisure (0.9%)
Hilton Worldwide Holdings, Inc.	1,369,199	110,508,051
		110,508,051
Household durables (0.5%)
HC Brillant Services GmbH (acquisition dates ranging from
8/2/13 to 8/31/16, cost $52) (Private) (Germany) † ∆∆ F	78	68
PulteGroup, Inc.	2,106,300	63,715,575
		63,715,643
Household products (0.9%)
Kimberly-Clark Corp.	1,075,300	108,444,005
		108,444,005
Independent power and renewable electricity producers (0.8%)
NRG Energy, Inc.	3,033,800	103,846,974
		103,846,974
Industrial conglomerates (1.0%)
General Electric Co.	2,854,220	40,187,418
Honeywell International, Inc.	563,600	83,362,076
		123,549,494
Insurance (3.3%)
American International Group, Inc.	3,007,878	158,785,880
Assured Guaranty, Ltd.	4,217,580	149,681,914
Hartford Financial Services Group, Inc. (The)	1,922,500	100,604,425
		409,072,219
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Private)
(Luxembourg) † ∆∆ F	60,600	569,624
		569,624
IT Services (2.1%)
DXC Technology Co.	1,565,300	144,179,783
Fidelity National Information Services, Inc.	1,071,700	109,549,174
		253,728,957
Machinery (0.4%)
Cummins, Inc.	376,400	53,595,596
		53,595,596
Media (2.0%)
Charter Communications, Inc. Class A †	392,359	102,421,393
Comcast Corp. Class A	4,155,100	129,556,018
DISH Network Corp. Class A †	284,578	8,409,280
		240,386,691
Metals and mining (1.3%)
Alcoa Corp. †	3,251,300	156,289,991
		156,289,991
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,132,105	39,927,777
		39,927,777

Equity Income Fund 19

COMMON STOCKS (97.5%)* cont.	Shares	Value
Oil, gas, and consumable fuels (12.7%)
Anadarko Petroleum Corp.	1,758,382	$122,735,064
ConocoPhillips	3,471,500	233,944,385
Enterprise Products Partners LP	2,961,600	85,590,240
EOG Resources, Inc.	1,071,200	126,198,072
Exxon Mobil Corp.	2,855,992	232,020,790
Kinder Morgan, Inc.	4,323,200	72,110,976
Marathon Oil Corp.	11,033,380	236,445,333
Pioneer Natural Resources Co.	225,700	43,582,670
Suncor Energy, Inc. (Canada)	1,962,898	78,176,811
TOTAL SA (France)	2,061,224	125,269,315
Valero Energy Corp.	1,662,500	201,495,000
		1,557,568,656
Personal products (0.3%)
Coty, Inc. Class A	2,626,521	34,801,403
		34,801,403
Pharmaceuticals (5.9%)
AstraZeneca PLC ADR (United Kingdom) S	3,692,100	136,718,463
Eli Lilly & Co.	1,326,900	112,839,576
Johnson & Johnson	1,907,370	228,159,599
Merck & Co., Inc.	2,435,491	144,984,779
Pfizer, Inc.	2,804,720	100,773,590
		723,476,007
Road and rail (1.2%)
Union Pacific Corp.	1,049,800	149,869,448
		149,869,448
Semiconductors and semiconductor equipment (3.2%)
Intel Corp.	2,032,200	112,177,440
NXP Semiconductor NV †	597,400	68,103,600
ON Semiconductor Corp. †	1,906,000	47,897,780
Qualcomm, Inc.	1,509,100	87,708,892
Texas Instruments, Inc.	678,600	75,942,126
		391,829,838
Software (3.5%)
Microsoft Corp.	4,412,500	436,131,500
		436,131,500
Specialty retail (1.8%)
Home Depot, Inc. (The)	513,800	95,849,390
O’Reilly Automotive, Inc. †	481,000	129,586,210
		225,435,600
Technology hardware, storage, and peripherals (2.1%)
Apple, Inc.	1,356,500	253,489,155
		253,489,155
Thrifts and mortgage finance (0.8%)
Radian Group, Inc.	6,281,140	99,870,124
		99,870,124
Total common stocks (cost $8,700,322,250)		$11,978,046,909

20 Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquisition dates ranging from
7/11/16 to 9/14/17, cost $309,306) (Luxembourg) (Private) † ∆∆ F	47,052	$451,122
Mandatory Exchangeable Trust Securities 144A $5.75 cv. pfd.	304,344	67,527,025
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$7,592) (Private) † ∆∆ F	2,664	5,712
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$145,237) (Private) † ∆∆ F	46,107	109,267
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$341,111) (Private) † ∆∆ F	67,016	256,629
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$494,779) (Private) † ∆∆ F	97,206	372,238
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$277,459) (Private) † ∆∆ F	50,539	208,742
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$837,565) (Private) † ∆∆ F	109,058	630,128
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,349,227) (Private) † ∆∆ F	824,290	1,767,401
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,970,584) (Private) † ∆∆ F	1,042,310	2,234,868
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$9,110,862) (Private) † ∆∆ F	3,199,825	6,854,025
Total convertible preferred stocks (cost $47,278,122)		$80,417,157

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 8/1/24 [i]	$374,988	$386,349
3.50%, 11/1/25 [i]	766,739	780,693
3.00%, 4/1/30 [i]	1,263,737	1,265,267
3.00%, 4/1/27 [i]	491,294	493,901
Federal National Mortgage Association Pass-Through Certificates
5.00%, 12/1/22 [i]	166,679	171,665
4.14%, 7/1/21 [i]	307,885	317,869
3.82%, 10/1/31 [i]	470,588	482,697
3.50%, 7/1/56 [i]	257,579	256,048
2.82%, 1/1/22 [i]	173,186	172,932
		4,327,421
Total U.S. government and agency mortgage obligations (cost $4,327,421)		$4,327,421

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Bonds 2.75%, 11/15/47 [i]	$542,000	$517,637
U.S. Treasury Inflation Index Notes 0.625%, 2/15/43 [i]	629,462	592,697
U.S. Treasury Notes
2.375%, 12/31/20 [i]	1,001,000	1,008,038
2.25%, 4/30/21 [i]	673,000	669,220
1.75%, 2/28/22 [i]	690,000	671,986
1.625%, 4/30/19 [i]	856,000	852,311
1.50%, 12/31/18 [i]	460,000	461,155
1.375%, 2/29/20 [i]	551,000	543,383
1.125%, 2/28/21 [i]	189,000	182,612
Total U.S. treasury obligations (cost $5,499,039)		$5,499,039

Equity Income Fund 21

	Principal amount/
SHORT-TERM INVESTMENTS (2.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.06% [d]	Shares	150,626,760	$150,626,760
Putnam Short Term Investment Fund 1.94% L	Shares	179,072,715	179,072,715
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.67% P	Shares	7,070,000	7,070,000
U.S. Treasury Bills 1.493%, 6/7/18		$2,649,000	2,648,312
U.S. Treasury Bills 1.509%, 6/14/18		2,004,000	2,002,857
U.S. Treasury Bills 1.622%, 6/21/18		3,420,000	3,416,761
U.S. Treasury Bills 1.687%, 7/5/18		4,925,000	4,916,847
Total short-term investments (cost $349,755,045)			$349,754,252

TOTAL INVESTMENTS
Total investments (cost $9,107,181,877)			$12,418,044,778

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,285,354,390.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $15,552,152, or 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,279,031 to cover securities sold short.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

22 Equity Income Fund

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $388,863,809) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	6/20/18	$80,741,726	$84,412,142	$3,670,416
Barclays Bank PLC
	British Pound	Sell	6/20/18	65,983,311	68,454,836	2,471,525
Citibank, N.A.
	Canadian Dollar	Sell	7/18/18	29,202,495	29,441,127	238,632
Goldman Sachs International
	British Pound	Sell	6/20/18	66,641,718	70,496,369	3,854,651
	Canadian Dollar	Sell	7/18/18	29,202,572	29,438,363	235,791
	Euro	Sell	6/20/18	53,105,921	55,804,734	2,698,813
State Street Bank and Trust Co.
	Euro	Sell	6/20/18	48,364,063	50,816,238	2,452,175
Unrealized appreciation						15,622,003
Unrealized depreciation						—
Total						$15,622,003

* The exchange currency for all contracts listed is the United States Dollar.

WHEN-ISSUED SECURITIES SOLD at 5/31/18 (Unaudited)
COMMON STOCKS (—%)*	Shares	Value
IT Services (—%)
Perspecta, Inc.†	51,408	$1,279,031
Total when-issued securities sold (proceeds receivable $1,333,493)		$1,279,031

Equity Income Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Consumer discretionary	$905,061,368	$—	$569,692
Consumer staples	749,402,368	—	—
Energy	1,530,864,125	125,269,315	—
Financials	2,792,246,807	—	2,092,280
Health care	1,515,487,145	—	—
Industrials	1,095,285,918	57,468,270	48
Information technology	1,473,235,553	—	—
Materials	670,239,351	—	—
Real estate	336,307,375	—	—
Telecommunication services	230,697,256	—	—
Utilities	493,820,038	—	—
Total common stocks	11,792,647,304	182,737,585	2,662,020

Convertible preferred stocks	—	67,527,025	12,890,132
U.S. government and agency mortgage obligations	—	4,327,421	—
U.S. treasury obligations	—	5,499,039	—
Short-term investments	186,142,715	163,611,537	—
Totals by level	$11,978,790,019	$423,702,607	$15,552,152

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$15,622,003	$—
When-issued securities	(1,279,031)	—	—
Totals by level	$(1,279,031)	$15,622,003	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Equity Income Fund

Statement of assets and liabilities 5/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $146,563,876 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $8,777,482,402)	$12,088,345,303
Affiliated issuers (identified cost $329,699,475) (Notes 1 and 5)	329,699,475
Dividends, interest and other receivables	29,465,363
Receivable for shares of the fund sold	11,025,399
Receivable for investments sold	10,611,965
Unrealized appreciation on forward currency contracts (Note 1)	15,622,003
Prepaid assets	126,735
Total assets	12,484,896,243

LIABILITIES
Payable for shares of the fund repurchased	14,620,306
Payable for compensation of Manager (Note 2)	4,956,930
Payable for custodian fees (Note 2)	41,161
Payable for investor servicing fees (Note 2)	3,029,502
Payable for Trustee compensation and expenses (Note 2)	3,271,176
Payable for administrative services (Note 2)	45,613
Payable for distribution fees (Note 2)	4,049,690
When-issued securities sold, at value (proceeds receivable $1,333,493) (Note 1)	1,279,031
Collateral on securities loaned, at value (Note 1)	150,626,760
Collateral on certain derivative contracts, at value (Notes 1 and 8)	16,896,460
Other accrued expenses	725,224
Total liabilities	199,541,853

Net assets	$12,285,354,390

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,659,434,730
Undistributed net investment income (Note 1)	17,225,394
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	282,154,900
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,326,539,366
Total — Representing net assets applicable to capital shares outstanding	$12,285,354,390

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($8,278,353,490 divided by 338,744,184 shares)	$24.44
Offering price per class A share (100/94.25 of $24.44)*	$25.93
Net asset value and offering price per class B share ($140,280,181 divided by 5,815,887 shares)**	$24.12
Net asset value and offering price per class C share ($372,923,716 divided by 15,459,782 shares)**	$24.12
Net asset value and redemption price per class M share ($84,417,329 divided by 3,502,843 shares)	$24.10
Offering price per class M share (100/96.50 of $24.10)*	$24.97
Net asset value, offering price and redemption price per class R share
($104,455,994 divided by 4,308,851 shares)	$24.24
Net asset value, offering price and redemption price per class R5 share
($58,055,974 divided by 2,373,084 shares)	$24.46
Net asset value, offering price and redemption price per class R6 share
($1,035,349,795 divided by 42,327,739 shares)	$24.46
Net asset value, offering price and redemption price per class Y share
($2,211,517,911 divided by 90,440,835 shares)	$24.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 25

Statement of operations Six months ended 5/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $715,375)	$126,545,082
Interest (including interest income of $1,536,838 from investments in affiliated issuers) (Note 5)	1,862,321
Securities lending (net of expenses) (Notes 1 and 5)	109,622
Total investment income	128,517,025

EXPENSES
Compensation of Manager (Note 2)	29,339,689
Investor servicing fees (Note 2)	9,295,948
Custodian fees (Note 2)	55,971
Trustee compensation and expenses (Note 2)	302,994
Distribution fees (Note 2)	14,005,032
Administrative services (Note 2)	216,354
Other	1,248,835
Total expenses	54,464,823
Expense reduction (Note 2)	(39,175)
Net expenses	54,425,648

Net investment income	74,091,377

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	327,812,826
Foreign currency transactions (Note 1)	27,110
Forward currency contracts (Note (1)	(14,995,395)
Futures contracts (Note 1)	(56,056)
Total net realized gain	312,788,485
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(175,293,415)
Assets and liabilities in foreign currencies	1,385
Forward currency contracts	23,552,227
Total change in net unrealized depreciation	(151,739,803)

Net gain on investments	161,048,682

Net increase in net assets resulting from operations	$235,140,059

The accompanying notes are an integral part of these financial statements.

26 Equity Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/18*	Year ended 11/30/17
Operations
Net investment income	$74,091,377	$125,756,003
Net realized gain on investments
and foreign currency transactions	312,788,485	206,736,061
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(151,739,803)	1,364,892,914
Net increase in net assets resulting from operations	235,140,059	1,697,384,978
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(42,339,534)	(79,520,617)
Class B	(193,076)	(1,110,690)
Class C	(615,729)	(3,485,021)
Class M	(231,052)	(702,239)
Class R	(417,105)	(1,582,591)
Class R5	(349,966)	(1,322,585)
Class R6	(6,946,922)	(15,426,359)
Class Y	(13,265,329)	(32,158,870)
From net realized long-term gain on investments
Class A	(141,613,737)	(32,887,393)
Class B	(2,636,857)	(1,057,904)
Class C	(7,475,315)	(3,738,963)
Class M	(1,470,770)	(506,606)
Class R	(1,878,316)	(1,165,537)
Class R5	(920,216)	(1,199,689)
Class R6	(16,581,986)	(6,256,987)
Class Y	(34,240,029)	(15,547,215)
Increase in capital from settlement payments	—	1,963,825
Increase (decrease) from capital share transactions (Note 4)	(11,186,473)	4,587,671,282
Total increase (decrease) in net assets	(47,222,353)	6,089,350,819

NET ASSETS
Beginning of period	12,332,576,743	6,243,225,924
End of period (including undistributed net investment
income of $17,225,394 and $7,492,730, respectively)	$12,285,354,390	$12,332,576,743

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
May 31, 2018**	$24.51	.14	.32	.46	(.12)	(.41)	(.53)	—	$24.44	1.91*	$8,278,353	.45*	.58*	10*
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[g]	1.66[g]	15
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	22.76	14.99	3,590,810.98		1.37	29
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	21.60	31.56	3,359,801	1.02	1.72	34
Class B
May 31, 2018**	$24.19	.05	.32	.37	(.03)	(.41)	(.44)	—	$24.12	1.54*	$140,280	.83*	.20*	10*
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[g]	.92[g]	15
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	22.51	14.09	113,515	1.73	.62	29
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	21.39	30.58	109,988	1.77	.97	34
Class C
May 31, 2018**	$24.20	.05	.31	.36	(.03)	(.41)	(.44)	—	$24.12	1.51*	$372,924	.83*	.20*	10*
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[g]	.91[g]	15
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	22.52	14.12	306,308	1.73	.63	29
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	21.40	30.54	221,226	1.77	.96	34
Class M
May 31, 2018**	$24.18	.08	.32	.40	(.07)	(.41)	(.48)	—	$24.10	1.64*	$84,417	.70*	.33*	10*
November 30, 2017	20.82	.18	3.65	3.83	(.26)	(.21)	(.47)	—[d,e]	24.18	18.68	85,635	1.42[f]	.81	11
November 30, 2016	20.43	.23	1.21	1.44	(.20)	(.85)	(1.05)	—	20.82	7.52	50,339	1.47[g]	1.17[g]	15
November 30, 2015	22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	—	20.43	(1.13)	51,230	1.46	1.01	22
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	22.50	14.39	49,775	1.48	.87	29
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	21.38	30.86	43,327	1.52	1.22	34
Class R
May 31, 2018**	$24.31	.11	.32	.43	(.09)	(.41)	(.50)	—	$24.24	1.79*	$104,456	.58*	.45*	10*
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[g]	1.41[g]	15
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	22.60	14.66	118,917	1.23	1.12	29
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	21.47	31.24	99,722	1.27	1.48	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Equity Income Fund	Equity Income Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R5
May 31, 2018**	$24.53	.17	.32	.49	(.15)	(.41)	(.56)	—	$24.46	2.03*	$58,056	.32*	.71*	10*
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[g]	1.97[g]	15
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	22.77	15.30	42,934.66		1.80	29
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	21.63	32.14	14.66		2.08	34
Class R6
May 31, 2018**	$24.53	.19	.32	.51	(.17)	(.41)	(.58)	—	$24.46	2.09*	$1,035,350	.28*	.76*	10*
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[g]	2.07[g]	15
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	22.77	15.42	311,320.56		1.80	29
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	21.62	32.22	155,644.56		2.03	34
Class Y
May 31, 2018**	$24.52	.17	.33	.50	(.16)	(.41)	(.57)	—	$24.45	2.04*	$2,211,518	.33*	.71*	10*
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[g]	1.92[g]	15
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	22.76	15.22	1,531,387.73		1.63	29
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	21.61	31.87	1,178,298.77		1.98	34

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

30 Equity Income Fund	Equity Income Fund 31

Notes to financial statements 5/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through May 31, 2018.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 Equity Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Equity Income Fund 33

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk

34 Equity Income Fund

to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $150,626,760 and the value of securities loaned amounted to $146,563,876.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

Equity Income Fund 35

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $9,125,977,813, resulting in gross unrealized appreciation and depreciation of $3,673,132,796 and $366,722,859, respectively, or net unrealized appreciation of $3,306,409,937.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.236% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2020, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

36 Equity Income Fund

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,688,692	Class R5	43,582
Class B	119,049	Class R6	257,300
Class C	336,682	Class Y	1,696,091
Class M	68,443	Total	$9,295,948
Class R	86,109

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $8,175 under the expense offset arrangements and by $31,000 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9,161, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Equity Income Fund 37

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$10,538,104
Class B	1.00%	1.00%	750,407
Class C	1.00%	1.00%	2,121,568
Class M	1.00%	0.75%	323,561
Class R	1.00%	0.50%	271,392
Total			$14,005,032

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $319,339 and $2,019 from the sale of class A and class M shares, respectively, and received $25,148 and $2,419 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $89 on classA redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,244,134,428	$1,242,007,824
U.S. government securities (Long-term)	—	—
When-issued securities sold short	—	1,333,493
Total	$1,244,134,428	$1,243,341,317

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	10,237,905	$251,044,630	15,025,814	$339,189,021
Shares issued in connection with
reinvestment of distributions	7,011,205	171,495,453	4,716,747	104,552,288
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	215,631,007	4,785,498,934
	17,249,110	422,540,083	235,373,568	5,229,240,243
Shares repurchased	(23,948,451)	(590,866,292)	(47,151,068)	(1,065,968,643)
Net increase (decrease)	(6,699,341)	$(168,326,209)	188,222,500	$4,163,271,600

38 Equity Income Fund

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	123,644	$3,003,400	397,351	$8,702,512
Shares issued in connection with
reinvestment of distributions	108,606	2,632,845	91,711	1,982,197
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	2,612,367	57,264,384
	232,250	5,636,245	3,101,429	67,949,093
Shares repurchased	(949,284)	(23,037,258)	(1,620,638)	(36,202,800)
Net increase (decrease)	(717,034)	$(17,401,013)	1,480,791	$31,746,293

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,594,418	$38,896,409	2,761,735	$61,286,473
Shares issued in connection with
reinvestment of distributions	305,881	7,416,576	290,411	6,264,136
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	2,379,679	52,160,414
	1,900,299	46,312,985	5,431,825	119,711,023
Shares repurchased	(4,643,438)	(111,614,975)	(5,012,843)	(111,387,988)
Net increase (decrease)	(2,743,139)	$(65,301,990)	418,982	$8,323,035

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	126,779	$3,096,309	319,110	$7,068,589
Shares issued in connection with
reinvestment of distributions	69,681	1,685,033	55,159	1,195,332
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	1,293,542	28,331,034
	196,460	4,781,342	1,667,811	36,594,955
Shares repurchased	(235,629)	(5,733,840)	(543,479)	(12,041,708)
Net increase (decrease)	(39,169)	$(952,498)	1,124,332	$24,553,247

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	347,839	$8,498,947	796,856	$17,710,562
Shares issued in connection with
reinvestment of distributions	85,764	2,084,134	113,127	2,457,922
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	65,033	1,431,596
	433,603	10,583,081	975,016	21,600,080
Shares repurchased	(792,819)	(19,351,800)	(1,986,675)	(44,141,612)
Net decrease	(359,216)	$(8,768,719)	(1,011,659)	$(22,541,532)

Equity Income Fund 39

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	342,819	$8,479,478	1,714,452	$38,368,119
Shares issued in connection with
reinvestment of distributions	51,942	1,270,182	115,624	2,522,274
	394,761	9,749,660	1,830,076	40,890,393
Shares repurchased	(768,671)	(19,046,191)	(4,793,549)	(106,083,155)
Net decrease	(373,910)	$(9,296,531)	(2,963,473)	$(65,192,762)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,963,934	$172,092,463	14,342,032	$321,835,177
Shares issued in connection with
reinvestment of distributions	962,902	23,528,858	982,331	21,683,345
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	966,082	21,449,347
	7,926,836	195,621,321	16,290,445	364,967,869
Shares repurchased	(4,947,233)	(121,242,257)	(6,156,789)	(139,386,309)
Net increase	2,979,603	$74,379,064	10,133,656	$225,581,560

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	16,883,472	$418,393,500	29,293,914	$660,159,939
Shares issued in connection with
reinvestment of distributions	1,764,044	43,118,463	1,972,848	43,416,855
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	4,045,116	89,784,580
	18,647,516	461,511,963	35,311,878	793,361,374
Shares repurchased	(11,228,572)	(277,030,540)	(25,492,335)	(571,431,533)
Net increase	7,418,944	$184,481,423	9,819,543	$221,929,841

40 Equity Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$113,336,650	$676,704,073	$639,413,963	$796,401	$150,626,760
Putnam Short Term
Investment Fund**	229,632,742	483,069,234	533,629,261	1,536,838	179,072,715
Total Short-term
investments	$342,969,392	$1,159,773,307	$1,173,043,224	$2,333,239	$329,699,475

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
Forward currency contracts (contract amount)	$601,700,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$15,622,003	Payables	$—
Total		$15,622,003		$—

Equity Income Fund 41

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(14,995,395)	$(14,995,395)
Equity contracts	(56,056)	—	$(56,056)
Total	$(56,056)	$(14,995,395)	$(15,051,451)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$23,552,227	$23,552,227
Total	$23,552,227	$23,552,227

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$3,670,416	$2,471,525	$238,632	$6,789,255	$2,452,175	$15,622,003
Total Assets	$3,670,416	$2,471,525	$238,632	$6,789,255	$2,452,175	$15,622,003
Liabilities:
Forward currency contracts#	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—
Total Financial and Derivative	$3,670,416	$2,471,525	$238,632	$6,789,255	$2,452,175	$15,622,003
Net Assets
Total collateral received	$3,670,416	$2,471,525	$50,000	$6,789,255	$2,452,175
(pledged)†##
Net amount	$—	$—	$188,632	$—	$—
Controlled collateral received
(including TBA commitments)**	$4,327,421	$2,688,640	$50,000	$7,020,000	$2,810,399	$16,896,460
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 Equity Income Fund

Note 9: Acquisition of The Putnam Fund for Growth and Income

On May 15, 2017, the fund issued 215,631,007, 2,612,367, 2,379,679, 1,293,542, 65,033, 966,082 and 4,045,116 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 209,266,559, 2,553,227, 2,293,366, 1,250,266, 62,944, 934,950 and 3,917,398 class A, class B, class C, class M, class R, class R6 and class Y shares of The Putnam Fund for Growth and Income to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of The Putnam Fund for Growth and Income, with a fair value of $5,073,388,317 and an identified cost of $4,295,161,030 at May 12, 2017, was the principal asset acquired by the fund. The net assets of the fund and The Putnam Fund for Growth and Income on May 12, 2017, were $6,451,522,149 and $5,035,920,289, respectively. On May 12, 2017, The Putnam Fund for Growth and Income had distributions in excess of net investment income of $4,207,018, accumulated net realized loss of $36,331,563 and unrealized appreciation of $778,227,287. The aggregate net assets of the fund immediately following the acquisition were $11,487,442,438.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Equity Income Fund.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$152,662,703
Net gain on investments	$1,929,052,372
Net Increase in net assets resulting from operations	$2,081,715,075

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of The Putnam Fund for Growth and Income that have been included in the fund’s Statement of operations for the current fiscal period.

Equity Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Equity Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA020 311446 7/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018